Exhibit 10.1

VIE TERMINATION AGREEMENT

VIE终止协议

This VIE Termination Agreement (this “Agreement”) is made and entered into by and between the following parties on December 11, 2024 in Xianjing City, the People’s Republic of China (“China”, for the purpose of this Agreement, excluding Hong Kong, Macau and Taiwan).

本VIE终止协议（以下简称“协议”）由以下各方于2024年12月11日在中华人民共和国咸宁（就本协议而言“中国”，不包括香港、澳门、台湾）。

甲方：	佳益科技（咸宁）有限公司

地址：	湖北省咸宁市黄畈村一组金色海湾2幢3层

Party A:	Jiayi Technologies (Xianning) Co., Ltd.

Address:	3/F, Building 2, Golden Bay, Group 1, Huangfan Village, Xianning City, Hubei Province

乙方：	吉林创源化工有限公司

地址：	吉林省梅河口市经济开发区慧谷工业园区

Party B:	Jilin Chuangyuan Chemical Co., Ltd.

Address:	Huigu Industrial Park, Economic Development Zone, Meihekou City, Jilin Province, China

丙方1：陈永生

Party C: Yongsheng Chen

丁方2：蔡晓东

Party D: Xiaodong Cai

In this Agreement, Party A, Party B, Party C and Party D are referred to as individually, a “Party”, such “Party”, collectively, the “Parties”, and the “Other Parties” to each other.

在本协议中，甲方、乙方、丙方和丁方单独称为“一方” ，统称为“各方”和“其他方”对彼此。

WHEREAS:

鉴于：

(1)	Prior to the date of this Agreement, each of Party A, Party B, Party C and Party D signs the documents as listed in the Annex I hereto (the documents as listed in the Annex I hereto are collectively referred to as the “Existing Control Documents”. For the avoidance of doubt, references to “all” and/or “any” of the Existing Control Documents herein are to all documents as listed in Annex I hereto only).

在本协议签订之前，甲方、乙方、丙方和丁方均签署了本协议附件一所列文件（本协议附件一所列文件统称为“现有控制文件”。为避免疑义，本文提及的“全部”和/或“任何”现有控制文件仅指本附件一中列出的所有文件）。

(2)	The Parties agree to terminate all of the Existing Control Documents in accordance with this Agreement.

各方同意根据本协议终止所有现有控制文件。

NOW, THEREFORE, the Parties agree as follows:

因此，各方现在同意如下：

Article 1 Termination of the Existing Control Documents

第1条 现有控制文件的终止

1.1	Party A, Party B, Party C and Party D hereby irrevocably agree and acknowledge that all of the Existing Control Documents shall be terminated and have no effect as of the date of this Agreement.

甲方、乙方、丙方和丁方特此不可撤销地同意并承认，所有现有控制文件自本协议签订之日起终止且无效。

1.2	As of the date of this Agreement, Party A, Party B, Party C and Party D shall no longer have any rights under all and/or any of the Existing Control Documents, nor shall they be required to perform any obligations under all and/or any of the Existing Control Documents.

自本协议签订之日起，甲方、乙方、丙方和丁方不再拥有全部和/或任何现有控制文件项下的任何权利，也不再被要求履行所有和/或任何现有控制文件项下的任何义务。

1.3	Unless otherwise agreed in Article 1.2 above, each of Party A, Party B, Party C and Party D hereby irrevocably and unconditionally releases the Other Parties hereto from any disputes, claims, demands, rights, obligations, liabilities, actions, contracts or causes of action of any kind or nature that it had, has or may have in the future, directly or indirectly, relating to or arising out of all and/or any of the Existing Control Documents.

除非上述第1.2条另有约定，甲方、乙方、丙方和丁方均不可撤销地、无条件地免除其他方在此产生的任何争议、索赔、要求、权利、义务、责任、其曾经、现在或将来可能直接或间接与所有和/或任何现有控制文件相关或由其引起的任何种类或性质的诉讼、合同或诉讼因由。

Article 2 Representations and Warranties

第2条 陈述与保证

2.1	Representations and warranties of the Parties. A Party hereby represents and warrants to the Other Parties as follow:

各方的陈述和保证。一方特此向其他方声明和保证如下：

(1)	Such Party shall have the full right, power and authority to enter into this Agreement and all contracts and documents to which it is a party as referred to herein, and the execution of this Agreement is of its true intent;

该方应拥有签订本协议及其作为一方的所有合同和文件的充分权利、权力和职权，并且本协议的签署符合其真实意图；

(2)	The execution and performance of this Agreement shall not constitute the breach by such Party of any constitutional documents, executed agreements and obtained approvals to which it is a party or which are binding on such Party, or result in its violation of or the need to obtain a judgement, decision, order or consent of any court, governmental authority or regulatory body;

本协议的签署和履行不构成该方违反其作为一方或对该方具有约束力的任何章程文件、已签署的协议和已获得的批准，或导致其违反或需要获得任何法院、政府机关或监管机构的判决、决定、命令或同意；

(3)	Such Party has obtained all consents, approvals and authorization necessary for its valid execution of this Agreement and all contracts and documents mentioned herein to which it is a party, and its compliance with and performance of its obligations under this Agreement and other aforementioned contracts and documents.

该方已获得有效执行本协议和其作为一方的所有合同和文件所需的所有同意、批准和授权，并遵守和履行本协议和其他上述合同和文件项下的义务。

Article 3 Governing Law and Dispute Resolution

第3条 适用法律和争议解决

3.1	The execution, effectiveness, interpretation, performance and dispute resolution shall be governed by and interpreted in accordance with PRC laws.

本协议的执行、效力、解释、履行和争议解决均应适用中国法律并按其解释。

3.2	Any and all disputes arising out of or in connection with the implementation of this Agreement shall be resolved by the Parties through amicable negotiation.

因执行本协议而产生的或与本协议有关的任何争议，各方应通过友好协商解决。

3.3	Any Party shall have the right to submit a dispute arising out of this Agreement to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with its arbitration rules and procedures in effect at that time in Beijing. The arbitration tribunal shall consist of three arbitrators appointed in accordance with the arbitration rules. The applicant and the respondent shall each appoint one arbitrator, and the third one shall be appointed by the two arbitrators or by CIETAC. The arbitration shall be confidential and in Chinese. The arbitration award shall be final and binding on the Parties.

任何一方均有权将因本协议引起的争议提交中国国际经济贸易仲裁委员会（“ CIETAC ”）按照其当时在北京有效的仲裁规则和程序进行仲裁。仲裁庭由按照仲裁规则指定的三名仲裁员组成。申请人和被申请人应各指定一名仲裁员，第三名仲裁员由两名仲裁员或由贸仲委指定。仲裁应保密并使用中文。仲裁裁决为终局裁决并对各方具有约束力。

3.4	During the pendency of arbitration, all rights and obligations of the Parties shall continue, except for the rights and obligations pending a final decision of any claim arising therefrom.

在仲裁未决期间，各方的所有权利和义务均应继续有效，但因仲裁而产生的任何索赔尚未作出最终决定的权利和义务除外。

Article 4 Miscellaneous

第4条 其他

4.1	This Agreement shall take effect after the Parties hereto sign this Agreement.

本协议自各方签字后生效。

4.2	If any term of this Agreement is determined to be invalid or unenforceable, then such provision shall be deemed as non-existent from the beginning and shall not affect the validity of other provisions in this Agreement. The Parties hereto shall agree a new provision to the extent permitted by law, to ensure the achievement of the intent of the original provision as much as possible.

如果本协议的任何条款被确定为无效或不可执行，则该条款应被视为从一开始就不存在，且不影响本协议其他条款的有效性。本协议各方应在法律允许的范围内商定新的条款，以确保尽可能实现原条款的意图。

4.3	This Agreement shall be executed in four counterparts, and each Party shall hold one counterpart with the same legal effect.

本协议一式四份，各方各执一份，具有同等法律效力。

[signature page follows]

【下附签字页】

IN WITNESS WHEREOF, each of the Parties has, or caused its/his/her authorized representative to have, signed this VIE Termination Agreement on the date first written above, and this VIE Termination Agreement has taken effect for the Parties’ observance.

各方已或促使其授权代表于上文首次写入的日期签署了本 VIE 终止协议，以资证明，且本 VIE 终止协议已生效，供各方遵守。

Party A:
甲方： 佳益科技（咸宁）有限公司 Party A: Jiayi Technologies (Xianning) Co., Ltd.

By:	/s/ Bin Zhou
Name:	Bin Zhou
Title:	Authorized Representative
姓名：	周彬
职务：	授权代表

Party B:
乙方： 吉林创源化工有限公司 Party B: Jilin Chuangyuan Chemical Co., Ltd.

By:	/s/ Yongsheng Chen
Name:	Yongsheng Chen
Title:	Authorized Representative
姓名：	陈永生
职务：	授权代表

Party C:
Yongsheng Chen
丙方：
陈永生

By:	/s/ Yongsheng Chen
Name:	Yongsheng Chen

Party D:
Xiaodong Xie 丁 方： 谢晓东

By:	/s/ Xiaodong Xie
Name:	Xiaodong Xie

Signature Page to the VIE Termination Agreement

VIE终止协议签字页

Annex I

附件一

List of Existing Control Documents

现有控制文件清单

SN 编号	Name of Document 文件名称	Parties to Document 签署方		Date of Signature 签署日期
1	Consultation and Service Agreement 咨询与服务协议	●	Jiayi Technologies (Xianning) Co., Ltd. 佳益科技（咸宁）有限公司	November 30, 2021 2021 年 11 月 30 日
		●	Jilin Chuangyuan Chemical Co., Ltd. 吉林创源化工有限公司
2	Business Cooperation Agreement 业务合作协议	●	Jiayi Technologies (Xianning) Co., Ltd. 佳益科技（咸宁）有限公司	November 30, 2021 2021 年 11 月 30 日
		●	Jilin Chuangyuan Chemical Co., Ltd. 吉林创源化工有限公司
3	Proxy Agreement 委托协议	●	Jiayi Technologies (Xianning) Co., Ltd. 佳益科技（咸宁）有限公司	November 30, 2021 2021 年 11 月 30 日
		●	Jilin Chuangyuan Chemical Co., Ltd. 吉林创源化工有限公司
		●	Yongshen Chen 陈永生
		●	Xiaodong Xie 谢晓东
4	Equity Option Agreement 独家购股权协议	●	Jiayi Technologies (Xianning) Co., Ltd. 佳益科技（咸宁）有限公司	November 30, 2021 2021 年 11 月 30 日
		●	Jilin Chuangyuan Chemical Co., Ltd. 吉林创源化工有限公司
		●	Yongshen Chen 陈永生
		●	Xiaodong Xie 谢晓东
5	Equity Pledge Agreement 股权质押协议	●	Jiayi Technologies (Xianning) Co., Ltd. 佳益科技（咸宁）有限公司	November 30, 2021 2021 年 11 月 30 日
		●	Jilin Chuangyuan Chemical Co., Ltd. 吉林创源化工有限公司
		●	Yongshen Chen 陈永生
		●	Xiaodong Xie 谢晓东

Annex to the VIE Termination Agreement

VIE终止协议附件